POWER OF ATTORNEY

	Know all by these presents,
that the undersigned hereby
constitutes and appoints each of
Michele Greco, Kevin Gilbert and
Phil Greenberg, or any of them acting
singly and with full power of
substitution, his true and
lawful attorneys-in-fact to:

(1)	execute for and on behalf
of the undersigned, in the undersigned's capacity as an officer and/or director of Veru Inc. (the "Company"),
Forms 3, 4 and 5 in accordance
with Section 16(a) of the Securities
Exchange Act of 1934, as amended
(the "Exchange Act"), and the rules
and regulations promulgated thereunder;

(2)	do and perform any and all
acts for and on behalf of the
undersigned which may be necessary or
desirable to complete and execute
any such Form 3, 4 or 5, complete
and execute any amendment or
amendments thereto, and timely file
such form with the United States
Securities and Exchange Commission
and any stock exchange or similar
authority; and

(3)	take any other action of
any type whatsoever in connection
with the foregoing which, in the
opinion of such attorneys-in-fact,
may be of benefit to, in the best
interest of, or legally required
by, the undersigned, it being
understood that the documents
executed by either such
attorney-in-fact on behalf of
the undersigned pursuant to this
Power of Attorney shall be in
such form and shall contain such
terms and conditions as such
attorney-in-fact may approve
in such attorney-in-fact's discretion.

	Additionally, the
undersigned hereby grants to
such attorneys-in-fact full power
and authority to do and perform
any and every act and thing
whatsoever requisite, necessary,
or proper to be done in the
exercise of any of the rights
and powers herein granted, as fully
to all intents and purposes as
the undersigned might or could
do if personally present, with
full power of substitution or
revocation, hereby ratifying and
confirming all that either such
attorney-in-fact, or such
attorney-in-fact's substitute or
substitutes, shall lawfully do
or cause to be done by virtue
of this power of attorney and
the rights and powers herein
granted.  The undersigned acknowledges
that the foregoing attorneys-in-fact,
in serving in such capacity at the
request of the undersigned, are not
assuming, nor is the Company assuming,
any of the undersigned's
responsibilities to comply with
Section 16 of the Exchange Act.

	This Power of Attorney
shall remain in full force and effect
until the undersigned is no longer
required to file Forms 3, 4 and 5
with respect to the undersigned's
holdings of, and transactions in
securities issued by, the Company,
unless earlier revoked by the
undersigned in the form of an executed
document delivered to the foregoing
attorneys-in-fact. Any prior power
of attorney of the undersigned with
respect to the subject matter
hereof is hereby revoked.

        IN WITNESS WHEREOF, the
undersigned has caused this
Power of Attorney to be executed
as of this 12 day of December, 2018.

Signature,

/s/ Mitchell Steiner